ESCROW AGREEMENT


     This Escrow Agreement (the "Escrow Agreement") is made and entered into as of July 31, 2003 by and among:

-  Softstone,  Inc.,  a  Delaware  corporation  ("SOFS");

-  Keith  P.  Boyd;

-  Gene  F.  Boyd;

-  Betty  Boyd;

-  T  S  Electronics  Corporation,  a  Delaware  corporation  ("TSEC");

-  Wang  Jingyi  and  Wang  Jianzhong  (the  "TSEC  Shareholders");  and

-  Sherie  Adams,  as  the  escrow  agent  ("Escrow  Agent").

Keith, Gene and Betty Boyd shall sometimes be referred to herein as "the Boyds."

     In consideration of the representations, promises and undertakings set forth below, the parties hereto hereby agree as follows:

     1. Agreement. This Escrow Agreement is being entered into concurrent with an agreement dated July 31, 2003 (the "Reorganization Agreement"), by and among all the parties to this Escrow Agreement except Escrow Agent, which agreement provides for the reorganization of SOFS (the "Reorganization").

     2. SOFS Minutes. Attached hereto as Exhibit 2 is a copy of minutes of a Special Meeting of the Directors of SOFS approving the Reorganization Agreement and the transactions contemplated therein, which minutes SOFS and the Boyds represent are true and correct (the "SOFS Minutes").

     3. The Escrow. In accordance with the provisions of the Reorganization Agreement and the SOFS Minutes, the following documents, stock certificates and stock powers shall be delivered to the Escrow Agent prior to or upon the Closing Date (as defined in the Reorganization Agreement):

          3.1 Each of the officers and directors of SOFS shall deliver his undated but executed resignation as an officer and director of SOFS (the "SOFS Resignations"), addressed to "the Secretary of Softstone, Inc.

                                                                    Exhibit 10.5
                                                               Page 1 of 8 Pages

               3.1.1. TSEC shall deliver (1) a list of the names of persons to fill the vacancies on the board of directors created by such resignations, (2) the names of the persons to be elected as officers of the post-reorganization company and (3) the name to which SOFS shall change its name as part of the reorganization.

          3.2 SOFS shall deliver executed documents representing (a) the organization of a new Oklahoma limited liability company called herein "SOFS Sub", (b) the election of Keith Boyd and Gene Boyd as the managers of SOFS Sub, and (c) the purchase of the entire ownership interest in SOFS Sub by SOFS in exchange for (y) the assignment to SOFS Sub of all the assets of SOFS (with the exception of the shares of capital stock of TSEC described below in paragraph 3.8) and (z) the release of all pre-closing debts of SOFS.

          3.3 The Boyds shall deliver undated but executed releases of all liabilities owed by SOFS to each of the Boyds.

          3.4 SOFS Sub shall deliver executed documents reflecting the release of all pre-closing liabilities of SOFS, known or unknown, related to SOFS's rubber business or otherwise, but specifically excluding any liabilities arising in connection with or related to the Reorganization that might be attributable to actions taken by TSEC, its officers and its agents.

          3.5 SOFS shall deliver undated but executed certificates that transfer, in exchange for the consideration described in paragraph 3.3 and 3.4 above, -
..
   (1) to the Boyds, all the ownership interest in SOFS Sub in the percentage interests as directed by them,

   (2)  to  SOFS  Sub,  50,000  shares  of  common  stock  of  SOFS,  and

   (3) to SOFS Sub, 100,000 common stock purchase warrants, each warrant exercisable at $1.25 a share, such warrants to expire one year after the Closing Date with the shares underlying the warrants to be registered with the first registration statement filed by the post-reorganization company after a 6-month lockup period but no later than 9 months after the Closing Date if the warrants are in the money.

          3.6 Gene Boyd, Frederick Parker and Leo Templer shall deliver an undated but executed "Written Action by the Directors of SOFS" (a) appointing Wang Jingyi to fill the vacancy on the Board of Directors of SOFS created by the resignation of Keith Boyd as a director, and (b) electing Wang Jingyi as president of SOFS.

          3.7  [reserved]

          3.8 TSEC shall deliver stock certificates representing all the issued and outstanding shares of capital stock of TSEC, together with undated

                                                                    Exhibit 10.5
                                                               Page 2 of 8 Pages
stock powers executed by all the TSEC Shareholders, which stock powers transfer to SOFS all the issued and outstanding shares of capital stock of TSEC.

          3.9 For purposes of the Lockup Agreement described in paragraph 1.1(i) of the Reorganization Agreement, each of the Boyds and the insiders of SOFS that execute Lockup Agreements shall deliver an executed copy of the Lockup Agreement. SOFS shall deliver stock certificates, bearing the appropriate legends, representing 5,350,000 shares of SOFS common stock registered in the names of the TSEC Shareholders in the same proportions as their holdings of TSEC stock bear to each others holdings. Each of the Boyds and the SOFS Insiders that execute Lockup Agreements shall deliver stock certificates representing all shares of SOFS beneficially owned by him to the Escrow Agent.

          3.10 The parties to the First Indemnification Agreement (as defined in Paragraph 5.1 (h) of the Agreement) shall each execute an undated copy of the signature page to such agreement and deliver such to the Escrow Agent.

          3.11 SOFS shall deliver a good standing certificate from the Secretary of State of the State of Delaware, attesting to the good standing of SOFS in such state.

          3.12 TSEC shall deliver good standing certificates from the Secretary of State of Delaware and the appropriate officer of any other state where the ownership of its assets or the conduct of its business would require such qualification, attesting to the good standing of TSEC in each such state.

          3.13  SOFS  Sub  shall  execute and deliver the Second Indemnification
Agreement  (as  defined  in  the  Agreement).

          3.14 SOFS will deliver an executed Amendment to the Articles of Incorporation of Softstone, Inc., which amendment will reflect the change of name of the company and the stock consolidation whereby all outstanding pre-reorganization shares of common stock of SOFS are consolidated to 600,000 shares.

     4. Instructions to the Escrow Agent. In the event that: (1) SOFS delivers to the Escrow Agent a certificate of its president and corporate secretary stating that the Reorganization has been approved by SOFS's shareholders, as provided in the Reorganization Agreement, and that they believe that the conditions precedent to SOFS's and the Boyds's obligations, as described in Section 5 of the Agreement, have been satisfied and (2) TSEC delivers to the Escrow Agent a certificate of its president and corporate secretary stating that they believe that the conditions precedent to its and the TSEC Shareholders' obligations, as described in Section 6 of the Reorganization Agreement, have been satisfied:

          4.1 The Escrow Agent shall do the following on the Closing Date in the following order:

                                                                    Exhibit 10.5
                                                               Page 3 of 8 Pages

               a. Date the SOFS Resignation of Keith Boyd described in paragraph 3.1 above and place it in the corporate record book of SOFS.

               b.   Deliver  to  Keith Boyd the documents described in paragraph
                    3.2  above.

               c. Date and place in the corporate record book of SOFS the releases of all liabilities owed by SOFS to each of the Boyds, as described in paragraph 3.3 above.

               d. Date and place in the corporate record book of SOFS the document described in paragraph 3.4 above reflecting the release of SOFS of all liabilities owed to persons other than the Boyds and the assumption by SOFS Sub of all pre-closing liabilities of SOFS.

               e. Cancel the SOFS Sub certificate evidencing the ownership by SOFS of all the interest in SOFS Sub. Date and deliver to the Boyds the certificates described in paragraph 3.5(1) above and date and place in the company record book the certificates described in paragraph 3.5 (2) and (3) above.

               f. Date and place in the corporate record book of SOFS the "Written Action of Directors" described in paragraph 3.6 above.

               g. Date and place in the corporate record book of SOFS the SOFS Resignations of Gene Boyd, Fred Parker Boyd and Leo Templer described in paragraph 3.1 above.

               h. Place in the corporate record book of SOFS the list of post-reorganization directors and officers of SOFS described in paragraph 3.1.1 above.

               i.   [deleted].

               j. Place in the corporate record book of SOFS the TSEC stock certificates and stock powers described in paragraph 3.8 above.

               k. Place in a file of the Escrow Agent, for the purposes of the Lockup Agreement, the SOFS common stock certificates described in paragraph 3.9 above and mail to each of the persons that executed a Lockup Agreement a copy of his or her stock certificates so placed. Date and place in the corporate record book of SOFS the executed copies of the Lockup Agreement.

               l. Date and place in the company record book of SOFS Sub the executed First Indemnification Agreement described in paragraph 3.10 above.

                                                                    Exhibit 10.5
                                                               Page 4 of 8 Pages

               m. Place in the corporate record book of SOFS the good standing certificates described in paragraphs 3.11 and 3.12 above.

               n. Date and place in the company record book of SOFS Sub the executed Second Indemnification Agreement described in paragraph 3.13 above.

               o. Place in the corporate record book of SOFS the certificates of the company secretaries of SOFS and TSEC described in paragraph 4 above.

               p. File with the Secretary of State of Delaware the Amendment to the Articles of Incorporation of Softstone, Inc. described in paragraph 3.15 above, which amendment will reflect the change of name of SOFS and the stock consolidation.

     5. Standard of Care. The Escrow Agent will not be liable for any act or omission, or for any claim, demand, loss or damage made or suffered by any party to this Agreement, excepting such as may arise through or be caused by Escrow Agent's bad faith, willful misconduct or gross negligence.

     6. Reliance. Escrow Agent is authorized to rely on any document reasonably believed by Escrow Agent to be authentic in making any delivery of certificates, funds or property hereunder.

     7. Liability of Escrow Agent. In accepting any securities or documents delivered hereunder, it is agreed and understood by the undersigned that Escrow Agent will not be called on to construe any contract or instrument deposited herewith and, in the event of a dispute, will be required to act in respect to the deposit herein made only on the consent in writing of the undersigned. In the event of its failure to obtain such consent in writing, Escrow Agent reserves the right to hold all papers in connection with or concerning this escrow until a mutual agreement in writing has been reached between all parties and delivered to Escrow Agent or until delivery is legally authorized and ordered by final judgment or decree of a court of competent jurisdiction. If Escrow Agent obeys or complies with any judgment, order or decree of a court of competent jurisdiction, Escrow Agent will not be liable to any of the parties hereto nor to any other person, firm or corporation by reason of such compliance, notwithstanding any such judgment, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

     8. Applicable Law. The law of New York shall apply to the effect and interpretation of this Escrow Agreement.

     9. Execution in Counterparts. This Escrow Agreement and any of the documents described herein that are necessary for the Closing may be executed in counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

                                                                    Exhibit 10.5
                                                               Page 5 of 8 Pages

     10. Further Assurances. If, at any time before, on or after the Closing Date, any further action by any of the parties to this Escrow Agreement is necessary or desirable to carry out the purposes of this Escrow Agreement, such party shall take all such necessary or desirable action or use such party's best efforts to cause such action to be taken.

     11. Judicial Proceedings. Each party hereto agrees that all disputes regarding this Escrow Agreement, not otherwise resolved by themselves, shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association. The venue of the arbitration proceeding shall be New York, New York. Each party hereto agrees that personal service of all process may be made by registered or certified mail pursuant to the provisions of
Section  12.

     12. Notices. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when personally delivered, sent by facsimile, overnight courier or deposited in the mail (postage prepaid, certified or registered, return receipt requested) and addressed as set forth below or to such other address as any party shall have previously designated by such a notice. Any notice delivered personally or by facsimile shall be deemed to be received on the date of personal delivery or confirmed transmission by facsimile; any notice sent by overnight courier shall be deemed to be received upon confirmation one business day after the date sent; and any notice mailed shall be deemed to be received on the date stamped on the receipt.

     Notices  shall  be  sent  to  the  following  addresses:

If  to  TSEC  or  TSEC  Shareholders:
                                     TS  Electronics
                                     XinMao  Technology  Park,  D1,  Suite  5C-D
                                     Tianjin,  China


If  to  SOFS
or  SOFS  Sub:                       Keith  Boyd
                                     111  Hilltop  Lane
                                     Pottsboro,  TX  75076

Copy  to:                            Thomas  J.  Kenan,  Esq.
                                     Fuller,  Tubb,  Pomeroy  and  Stokes
                                     201  Robert  S.  Kerr  Ave.,  Suite  1000
                                     Oklahoma  City,  OK  73102

If  to  the  Boyds:                  Keith  Boyd
                                     111  Hilltop  Lane
                                     Pottsboro,  TX  75076

                                                                    Exhibit 10.5
                                                               Page 6 of 8 Pages

Copy  to:                            Thomas  J.  Kenan,  Esq.
                                     Fuller,  Tubb,  Pomeroy  and  Stokes
                                     201  Robert  S.  Kerr  Ave.,  Suite  1000
                                     Oklahoma  City,  OK  73102

If  to  the  Escrow  Agent:          Sherie  Adams,  C.L.A.
                                     Fuller,  Tubb,  Pomeroy  and  Stokes
                                     201  Robert  S.  Kerr  Ave.,  Suite  1000
                                     Oklahoma  City,  OK  73102



     13. Parties in Interest. All of the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether herein so expressed or not.

     14. Amendment. Except as otherwise provided herein, TSEC, SOFS, the TSEC Shareholders, the Boyds, and Escrow Agent may amend, modify or supplement this Escrow Agreement at any time, but only in a writing duly executed by each and every such party.

     15. Headings. The headings preceding the text of sections of this Escrow Agreement are for convenience only and shall not be deemed a part hereof.





















                                                                    Exhibit 10.5
                                                               Page 7 of 8 Pages

     IN WITNESS WHEREOF, the parties hereto have entered into and signed this Escrow Agreement as of the date and year first above written.


Softstone,  Inc.                         T  S  Electronics  Corporation



By____________________________           By____________________________
  Keith  P.  Boyd,  President               Wang  Jingyi,  President



______________________________           ______________________________
  Keith  P.  Boyd                         Wang  Jingyi


______________________________           ______________________________
  Gene  F.  Boyd                         Wang  Jianzhong


______________________________
   Betty  Boyd


______________________________
     Sherie  Adams









                                                                    Exhibit 10.5
                                                               Page 8 of 8 Pages